HIGHLAND FUNDS I
Highland Long/Short Healthcare Fund
Class A, C and Z Shares
Supplement dated October 12, 2011 to the Class A and C Shares Prospectus and Class Z Shares Prospectus, each dated October 31, 2010, as supplemented from time to time
This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Fund Fees
      Effective November 1, 2011, Highland Capital Management, L.P. (the “Adviser”) will discontinue its voluntary undertaking to waive its advisory fee of 1.00% of the average daily managed assets payable by Highland Long/Short Healthcare Fund (the “Fund”). Additionally, the Adviser will discontinue its voluntary undertaking to waive its administrative services fee waiver of 0.20% of the average daily managed assets payable by the Fund and replace it with a voluntary undertaking to waive 0.10% of the average daily managed assets payable by the Fund. Both discontinued waivers were subject to termination at any time by the Adviser, upon 14 days’ written notification to the fund shareholders. The remaining 0.10% administrative services fee waiver is voluntary and is subject to termination at any time by the Adviser.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE